SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       October 22, 2004
                                                 -------------------------------


                               GULF POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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          Maine                       0-2429                  59-0276810
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(State or other jurisdiction    (Commission File    (IRS Employer Identification
      of incorporation)              Number)                    No.)


  One Energy Place, Pensacola, Florida                        32520-0786
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code        (850) 444-6111
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant.

                  On October 22, 2004, Gulf Power Company ("Gulf Power") entered into a Loan Agreement dated as of October 22, 2004 by and between Gulf Power and SANPAOLO IMI S.p.A. (the "SANPAOLO Agreement"). The SANPAOLO Agreement is an unsecured $50,000,000 loan agreement. Also, on October 22, 2004, Gulf Power borrowed $50,000,000 under the SANPAOLO Agreement (the "SANPAOLO Loan"). The SANPAOLO Loan matures on October 21, 2005.

                  On October 27, 2004, Gulf Power entered into a Loan Agreement dated as of October 27, 2004 by and between Gulf Power and Lehman Brothers Bank, FSB (the "Lehman Agreement" and, together with the SANPAOLO Agreement, the "Agreements"). The Lehman Agreement is an unsecured $100,000,000 loan agreement. Also, on October 27, 2004, Gulf Power borrowed $100,000,000 under the Lehman Agreement (the "Lehman Loan" and, together with the SANPAOLO Loan, the "Loans"). The Lehman Loan matures on October 28, 2005.

                  Each of the Agreements includes representations and warranties, covenants and events of default, including a requirement that Gulf Power maintain the ratio of Indebtedness (as defined in each Agreement) to Capitalization (as defined in each Agreement) at .65 to 1.0 or less. Each of the Agreements also includes limitations on liens, consolidations, mergers and sale of all or substantially all of Gulf Power's assets. The SANPAOLO Loan bears interest at (i) Adjusted LIBOR (as defined in the SANPAOLO Agreement) plus .35% or (ii) the Base Rate (as defined in the SANPAOLO Agreement). The Lehman Loan bears interest at (i) Adjusted LIBOR (as defined in the


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                                      - 2 -

Lehman Agreement) plus .25% or (ii) the Base Rate (as defined in the Lehman Agreement). Each Loan may be accelerated and become due and payable upon an event of default and expiration of any applicable cure periods. Events of default under each Agreement include: (i) nonpayment of obligations under the applicable Agreement, (ii) failure to perform any covenant or agreement in the applicable Agreement, (iii) material misrepresentations, (iv) failure to pay, or certain other defaults under, certain other indebtedness, (v) certain bankruptcy or insolvency events, (vi) material unpaid judgments, (vii) a change of control and (viii) customary ERISA defaults.


                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 27, 2004                                    GULF POWER COMPANY





                                                           By /s/Wayne Boston
                                                                Wayne Boston
                                                             Assistant Secretary